                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            May 3, 2004
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                             VendingData Corporation
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      001-32161                                            91-1696010
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(Commission File Number)                       (IRS Employer Identification No.)

6830 Spencer Street, Las Vegas, Nevada                      89119
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the press release of VendingData Corporation (the "Company"), which was issued and disseminated on May 3, 2004, and which announced that the Company's common stock has been approved for trading on the American Stock Exchange. Reference is also made to the press release of the American Stock Exchange, which was issued and disseminated on May 4, 2004, and which announced that the American Stock Exchange listed the Company's common stock under the ticker symbol VNX.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

         The following exhibits are filed with this report:

Exhibit  No.     Description
------------     ---------------------------------------------------------------

99.01            Press Release of VendingData Corporation dated May 3, 2004.
99.02            Press Release of the American Stock Exchange dated May 4, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VENDINGDATA CORPORATION
                                            (Registrant)



Date:  May 7, 2004                     By: /s/ Stacie L. Brown
                                           -------------------------------------
                                           Stacie L. Brown
                                           Attorney-in-Fact for Steven J. Blad,
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      ---------------------------------------------------------------

99.01            Press Release of VendingData Corporation dated May 3, 2004.
99.02            Press Release of the American Stock Exchange dated May 4, 2004.